UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 30, 2004

                              --------------------

                              PHARMAFRONTIERS CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

                000-25513                                76-0333165
                ---------                                ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)
    2408 TIMBERLOCH PLACE, SUITE B-7
          THE WOODLANDS, TEXAS                             77380
          --------------------                             -----
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        AMENDMENT OF A MATERIAL AGREEMENT.

         On December 30, 2004, Registrant entered into an Amended and Restated License Agreement (the "Amended License Agreement") with the University of Chicago amending and restating the License Agreement dated February 20, 2004 between the Registrant and the University of Chicago. The Registrant will request confidential treatment from the Commission for certain terms in the Amended License Agreement in connection with the filing of the Amended License Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2004.

         On January 4, 2005 Registrant issued a press release reporting the signing of the Amended License Agreement. A copy of the press release is attached as Exhibit 99.1.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

The following exhibits are to be filed as part of this 8-K:


Exhibit No.          Description
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99.1                 Press release issued January 4, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PHARMAFRONTIERS CORP.


                                            By: /s/ David B. McWilliams
                                            ------------------------------------
                                            David B. McWilliams, Chief Executive
                                            Officer


DATE:  January 4, 2005


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1                 Press release issued January 4, 2005.